UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2014

Vycor Medical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34932	20-3369218
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6401 Congress Ave., Suite 140, Boca Raton, FL		33487
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 561-558-2006

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01 Financial Statements and Exhibits

SIGNATURES EXHIBIT INDEX

Item 1.01 Entry into a Material Definitive Agreement.

On January 2, 2013, Vycor Medical, Inc., a Delaware corporation (the “Company”), completed the sale of $1,276,900 in Units comprising shares of common stock (“Common Stock”) and Series A and Series B Warrants (collectively, the “Warrants”) (collectively, the “Units”) to accredited investors (the “Investors”) in a private placement. The Units were issued pursuant to separate Securities Purchase Agreements (the “Agreements”) between the Company and each of the Investors. This sale is an initial closing (the “Initial Closing”) of a continuing offering (the “Offering”) which allows for maximum proceeds of $3,000,000, together with provision to increase the size of the offering by up to an additional $2,000,000.

Each Unit was priced at $1.80 and comprised of one share of Common Stock (the “Shares”), a series A warrant (the “Series A Warrants”) to purchase 0.5 shares of common stock and a series B warrant to purchase 0.5 shares of common stock. Each Investor received (i) 3-year detachable Series A Warrants to purchase a number of shares of Common Stock equal to 50% of the number of Shares purchased by such investor and (ii) 3-year detachable Series B Warrants to purchase a number of shares of Common Stock equal to 50% of the number of Shares purchased by such investor. The Series A Warrants will have an exercise price per share of $2.05 (subject to adjustment as provided therein). The Series B Warrants will have an exercise price per share of $3.08. The Warrants are subject to adjustment for stock splits, stock dividends or recapitalizations.

Based on the subscription terms applicable to the holders of the Company’s Series C Convertible Preferred Stock, such holders are being given the option of exchanging their investment in such unconverted Series C Convertible Preferred Stock and the related warrants into the securities which are the subject of the Offering, based on the amount of their investment in the Series C Convertible Preferred Stock and the related warrants.

The Company engaged a placement agent (the “Placement Agent”) in connection with this Offering. The Placement Agent received (i) a cash placement fee equal to 8% of the gross proceeds of the Offering (subject to reduction to 2.5% of gross proceeds received by any investor referred to by the Company (the “Company Investors”)), (ii) an advisory fee equal to 1% of the gross proceeds of the Offering (not including gross proceeds received from any Company Investors), (iii) a non-accountable administrative fee equal to 1% of the gross proceeds of the Offering and (iv) warrants (the “Placement Agent Warrants”) to purchase a number of shares of Common Stock equal to 15% of Shares sold in this Offering by the Placement Agent (subject to reduction to 2.5% of the Shares sold in this Offering to Company Investors). The Placement Agent Warrants are exercisable until the three year anniversary of the date of the closing of this Offering and have an exercise price equal to the exercise price of the Series A Warrants. In addition to the Placement Agent fees, the Company has agreed to reimburse the Placement Agent for its due diligence expenses of $10,000 and its legal fees of $30,000. At the Initial Closing of the Offering, the Company paid the Placement Agent a banking fee equal to $20,000.

The Company simultaneously entered into a Registration Rights Agreement with the Investors with respect to the Shares and share of Common Stock underlying the Warrants.

Item 3.02 Unregistered Sales of Equity Securities.

Information provided in Item 1.01 is incorporated in this Item 3.02 by reference.

Exemption From Registration. The securities referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended, (“Securities Act”), and Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of the Initial Closing, our board of directors appointed Peter C. Zachariou, our Executive Vice President, to the additional role as the Company’s Chief Executive Officer. Mr. Zachariou’s biographical information is as follows:

Peter C. Zachariou, 53, was appointed a Director of the Company in May 2010, Executive Vice President in September 2010 and Chief Executive Officer in December 2013. He is an investment manager for Fountainhead Capital Management Limited, an investment company based in Jersey, Channel Islands, which invests in, raises capital for and provides strategic advice to growth companies in healthcare and other sectors. For the past 20 years, Mr. Zachariou has been an active investor in a variety of companies and industries, both public and private, specializing in workouts and capital formation.  Mr. Zachariou’s investments and activities have predominantly been in U.S. emerging and growth companies across a broad range of industry sectors.  He has also been proprietor and operator of several businesses in the U.K. and U.S. in the manufacturing, retail and leisure industries.

Mr. Zachariou has no family relationship with any of our executive officers or directors. There are a number of related party transactions with Mr. Zachariou which are described in the Company’s previous filings with the Commission.

Effective as of the Initial Closing (the “Effective Date”), the Company entered into separate, but largely identical Employment Agreements with Messrs. Zachariou, Adrian Liddell and David Cantor. Mr. Zachariou’s Employment Agreement commences on the Effective Date and terminates six months following the appointment of a successor Chief Executive Officer; Mr. Liddell’s Employment Agreement commences on the Effective Date and terminates upon the appointment of a successor Chief Financial Officer; and Mr. Cantor’s Employment Agreement commences on the Effective Date and terminates upon the appointment of a successor President of the Company. Each of the aforementioned Employment Agreements provides for annual compensation of $110,000, payment of which is deferred for 12 months from the Effective Date and is subject to the achievement of certain enumerated milestone conditions. Each of these Employment Agreements supersede any prior employment agreements or arrangements between the respective parties.

Item 9.01.

(d) Exhibits

The following exhibits are filed as exhibits to this Current Report on Form 8-K:

Exhibit No. Description

4.1	Form of Investor Series A Warrant

4.2	Form of Investor Series B Warrant

4.3	Form of Placement Agent Warrant

10.1	Form of Securities Purchase Agreement between the Company and the Investors

10.2	Registration Rights Agreement

10.3	Placement Agent Agreement by and between the Company and the Placement Agent, dated January 2, 2014.

99.1	Press Release dated January 3, 2014

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYCOR MEDICAL, INC.

/s/ David Cantor

By:________________________

Name: David Cantor

Title: President

Dated: January 7, 2014